SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549


                                   FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                               December 19, 2000


                               A.G. EDWARDS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

      Delaware             001-08527             43-1288229
  (STATE OR OTHER       (COMMISSION FILE       (IRS EMPLOYER
    JURISDICTION            NUMBER)            IDENTIFICATION
 OF INCORPORATION)                                NUMBER)

  One North Jefferson Avenue, St. Louis,           63103
                 Missouri
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)        (ZIP CODE)

  REGISTRANT'S TELEPHONE NUMBER, INCLUDING  (314) 955-3000
                                AREA CODE:




ITEM 5.        OTHER EVENTS.

          On December 15, 2000, the Board of Directors of A.G. Edwards, Inc., a Delaware corporation (the "Company"), approved Amendment No. 4 (the "Amendment") to the Rights Agreement, dated as of December 30, 1988, as amended as of May 24, 1991, June 22, 1995 and July 11, 1997, between the Company and Bank of New York, a New York corporation, as Rights Agent (the "Rights Agreement").

          The Amendment amends and changes the Rights Agreement as follows:

          -- the definition of Acquiring Person has been amended such that the Continuing Directors (i.e., generally, those directors who have no affiliation with the Acquiring Person) no longer have the power to approve an acquisition of beneficial ownership of 20% of the Company's outstanding common stock. More generally, all references in the Rights Agreement to "Continuing Directors" have been deleted;

          -- the Purchase Price per share of common stock of the Company pursuant to the exercise of a Right has been increased from $90.00 to $150.00;

          -- the ability of the Board of Directors to permit the Rights to be exercised for 50% of the underlying Common Stock, or other securities or property, has been eliminated in cases where a person or group of affiliated or associated persons has become the beneficial owner of 50% or more of the Common Stock then outstanding;

          -- it has been clarified that, in the context of anti-dilution adjustments pursuant to Section 13 of the Rights Agreement, the consideration to be paid upon exercise of a Right may not be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of such Right;

          -- Section 23(a)(ii) of the Rights Agreement, which allowed the Board of Directors, under certain circumstances, to redeem the Rights after the occurrence of a Stock Acquisition Date (i.e., the date on which an Acquiring Person becomes such), has been deleted;

          -- Section 23(b) of the Rights Agreement, which allowed a majority of the stockholders, under certain circumstances, to vote in favor of a proposal by a less-than-5% beneficial owner of the Company's common stock, and who is not an Acquiring Person, to purchase all of the Company's common stock for cash, thereby causing an automatic redemption of the Rights, has been deleted;

          -- a provision has been added permitting the Company to lower the threshold at which a person or group becomes an Acquiring Person from the current 20% to not less than 10% of the outstanding common stock; and

          -- Delaware law has been substituted for Missouri law as the Rights Agreement's governing law.

          The foregoing summary of the amendments to the Rights Agreement is not complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 4.1 hereto and is incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Financial statements of businesses acquired.

               Not applicable.

     (b)  Pro forma financial information.

          Not applicable.

     (c)  Exhibits.      The following exhibits are filed as part of this
report:


            4.1      Amendment No. 4 to the Rights Agreement, dated as of
                      December 15, 2000, filed as Exhibit 4.5 to the Company's Form 8-A/A filed on December 19, 2000, and incorporated herein by reference.



                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  December 19, 2000

                                A.G. EDWARDS, INC.

                                By: /s/ Robert L. Proost
                                   Name:  ROBERT L. PROOST
                                   Title: Principal Financial Officer




                                  EXHIBIT INDEX

Exhibit
Number                   Description

 4.1       Amendment No. 4 to the Rights Agreement, dated as of December 15,
            2000, filed as Exhibit 4.5 to the Company's Form 8-A/A filed on December 19, 2000, and incorporated herein by reference.